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                                                                EXHIBIT 23.1


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Photomatrix, Inc.:

We hereby consent to the incorporation by reference in the Registration Statements (Nos. 33-18896, 33-72122 and 33-61951) on Form S-8 of our report dated July 16, 1999, relating to the consolidated financial statements of Photomatrix, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1999.

                                                         BDO SEIDMAN, LLP



Costa Mesa, California
September 3, 1999